                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 23, 2005
                                                 -------------------------------

                               Enesco Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Illinois                       0-1349                    04-1864170
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

    225 Windsor Drive, Itasca, IL                            60143
--------------------------------------------------------------------------------
   (Address of principal executive                         (Zip Code)


Registrant's telephone number, including area code (630) 875-5300
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 26, 2005, Enesco Group, Inc. issued a press release announcing the appointment of Richard W. Blackburn to its Board of Directors. Mr. Blackburn's appointment was effective May 23, 2005.

There is no arrangement or understanding between Mr. Blackburn and any other person pursuant to which Mr. Blackburn was selected as a director of Enesco. The Board of Directors has not yet determined to which committees of the Board Mr. Blackburn will be appointed. There are no relationships or related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Enesco Group, Inc.
                                         ---------------------------------------
                                                        (Registrant)




Date: May 26, 2005                           By: /s/ Cynthia Passmore-McLaughlin
      -------------------------                  -------------------------------
                                                 Cynthia Passmore-McLaughlin
                                                 President & CEO


                                  EXHIBIT INDEX



EXHIBIT NO.                          DESCRIPTION

99.1                                 Enesco Press Release dated May 26, 2005
                                     announcing the appointment of
                                     Richard W. Blackburn to its Board of
                                     Directors effective May 23, 2005.